UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 27, 2014


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-53310                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 614 E. Hwy 50, Suite 235, Clermont, FL                            34711
(Address of principal executive offices)                        (Zip Code)

                                 (866) 926-6427
           (Issuer's telephone/facsimile numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 SALES OF UNREGISTERED SECURITIES

     As of May 20, 2014, we have issued shares of common stock exceeding 5% of the number of shares outstanding as of our last periodic report, as follows:

     On May 15, 2014, we issued 7,0166,666 shares of common stock to LG Capital Funding LLC to convert $10,525 in partial principal and interest due under a 9% Convertible Redeemable note dated October 2, 2013 in substantially the form filed as Exhibit 4.8 to our Annual Report on Form 10-K filed with the SEC on December 5, 2013. The issuance was made pursuant to an April 29, 2014 notice of conversion.

     On May 15, 2014, we issued 13,636,364 shares of common stock to Asher Enterprises, Inc. to convert $15,000 in partial principal due under an 8% Convertible Promissory Note dated as of November 11, 2013 in substantially the form filed as Exhibit 4.9 to our Annual Report on Form 10-K filed with the SEC on December 5, 2013. The issuance was made pursuant to a May 15, 2014 notice of conversion.

     On May 16, 2014, we issued 45,580,229 shares of common stock to Typenex Co-Investment, LLC to convert $28,259.74 in partial principal and interest due under a Secured Convertible Promissory Note filed as Exhibit 99.2 to our Current Report on Form 8-K filed with the SEC on January 27, 2014. The issuance was made pursuant to a May 13, 2014 notice of conversion.

     On May 20, 2014, we issued 26,373,626 shares of common stock to Asher Enterprises, Inc. to convert the remaining $24,000 in principal and interest outstanding under an 8% Convertible Promissory Note dated as of November 11, 2013 in substantially the form filed as Exhibit 4.10 to our Annual Report on Form 10-K filed with the SEC on December 5, 2013. The issuance was made pursuant to a May 19, 2014 notice of conversion.

     All of the above-described conversions, issuances and exercises were exempt from registration pursuant to Section 4(2) and/or Regulation D of the Securities Act as transactions not involving a public offering. The shares were issued as unrestricted pursuant to Rule 144 since the each of the converting creditors held their convertible securities for more than six months prior to conversion.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Red Giant Entertainment, Inc.


Date: May 27, 2014                        /s/ Benny R. Powell
                                          --------------------------------------
                                     By:  Benny R. Powell
                                     Its: Chief Executive Officer, President,
                                          Chief Financial Officer, and Secretary

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